UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934
Date of Report (Date of earliest event reported) June 10, 2010 (June 10, 2010)
Aircastle Limited
(Exact name of registrant as specified in its charter)

Bermuda	001-32959	98-0444035

(State or other jurisdiction of	(Commission	(IRS Employer
incorporation)	File Number)	Identification No.)

c/o Aircastle Advisor LLC, 300 First Stamford Place, Stamford, Connecticut	06902

(Address of principal executive offices)	(Zip Code)
Registrant’s telephone number, including area code (203) 504-1020

(Former name or former address, if changed since last report.)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 7 — Regulation FD
Item 7.01 Regulation FD Disclosure.
     On June 10, 2010, Aircastle Limited announced that it had purchased one Boeing Model 737-800 new generation aircraft and placed it on lease to Travel Service Airline of the Czech Republic. Travel Service Airline is the largest Czech private carrier and one of the fastest growing charter airline companies in Central Europe.
Aircastle CEO Ron Wainshal commented, “This new investment highlights what Aircastle does best – match up excellent investment values on modern aircraft with strong leases and quality counterparties. We look forward to building on our relationship with Travel Service Airline.”
Section 9 — Financial Statements and Exhibits
Item 9.01 Financial Statements and Exhibits.
(d) Exhibit 99.1 Press Release dated June 10, 2010 which is being furnished hereto pursuant to Item 7.01.
SIGNATURE
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AIRCASTLE LIMITED (Registrant)
/s/ David Walton
David Walton
Chief Operating Officer, General Counsel and Secretary

Date: June 10, 2010

EXHIBIT INDEX

Exhibit Number	Description

99.1	Press Release dated June 10, 2010